Exhibit 10.3

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement"), is made effective as of May 10, 2023 by and among ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC., a Delaware corporation ("Lifestyle"), ROCKY BRANDS US, LLC, a Delaware limited liability company ("Rocky US"), LEHIGH OUTFITTERS, LLC, a Delaware limited liability company ("Lehigh"), ROCKY OUTDOOR GEAR STORE, LLC, an Ohio limited liability company ("Rocky Outdoor"), US FOOTWEAR HOLDINGS LLC, a Delaware limited liability company ("US Footwear"; Parent, Lifestyle, Rocky US, Lehigh, Rocky Outdoor and US Footwear, each, a "Borrower" and together, the "Borrowers"), the Lenders party hereto and TCW ASSET MANAGEMENT COMPANY LLC, as administrative agent for the Lenders (the "Agent").

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the other Obligors from time to time party thereto, the Lenders from time to time party thereto, and the Agent are parties to that certain Loan and Security Agreement, dated as of March 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Loan Agreement"; the Existing Loan Agreement, as amended hereby, the "Loan Agreement");

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Existing Loan Agreement as set forth herein subject to the terms and conditions set forth herein;

WHEREAS, Agent and the Lenders party hereto are willing to make such amendments to the Existing Loan Agreement, in accordance with the terms of the Existing Loan Agreement and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Loan Agreement.

2.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, Agent and the Lenders hereby agree that the Loan Agreement is hereby amended as follows:

(a)    Section 1.1 of the Loan Agreement is hereby amended by adding the following defined term in appropriate alphabetical order as follows:

"2022 Excess Cash Flow Mandatory Prepayment Amount": shall have the meaning set forth in Section 2.3.4 hereof.

(b)    Section 2.3.4. of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.3.4. Subject to the provisions of the Intercreditor Agreement and the Fee Letter, on or before the date that is ten (10) Business Days following the date on which audited financial statements are required to be delivered pursuant to clause (a) of Section 10.1.2 hereof (the "Excess Cash Flow Due Date"), beginning with respect to the Fiscal Year ending December 31, 2021 and for each Fiscal Year thereafter, (x) if such financial statements demonstrate that the Total Leverage Ratio of the Obligors and their Subsidiaries as of the end of such Fiscal Year was greater than 2.50:1.0, Borrowers shall prepay the Loans in an amount equal to (1) 50% of Excess Cash Flow for such Fiscal Year, minus (2) voluntary prepayments of the Term Loans to the extent made during the applicable Fiscal Year of measurement (such amount not to be less than zero), (y) if such financial statements demonstrate that the Total Leverage Ratio of the Obligors and their Subsidiaries as of the end of such Fiscal Year was greater than 2.00:1.0 but less than or equal to 2.50:1.0, Borrowers shall prepay the Loans in an amount equal to (1) 25% of Excess Cash Flow for such Fiscal Year, minus (2) voluntary prepayments of the Term Loans to the extent made during the applicable Fiscal Year of measurement (such amount not to be less than zero), and (z) if such financial statements demonstrate that the Total Leverage Ratio of the Obligors and their Subsidiaries  as of the end of such Fiscal Year was 2.00:1.0 or less, then no prepayment shall be required; provided that in the case of the Fiscal Year ending December 31, 2021, Borrowers shall only be obligated to prepay the Loans in an amount equal to the applicable percentage of the Excess Cash Flow of the Obligors and their Subsidiaries for the period commencing with the Closing Date and ending on December 31, 2021; provided further that in the case of the Fiscal Year ending December 31, 2022, Borrowers shall be obligated to prepay the Loans in an amount equal to $5,829,981 (the "2022 Excess Cash Flow Mandatory Prepayment Amount"), with at least of 50% of the 2022 Excess Cash Flow Mandatory Prepayment Amount due and payable by Borrowers on or before June 30, 2023 and the remaining portion of the 2022 Excess Cash Flow Mandatory Prepayment Amount due and payable by Borrowers on or before September 30 2023; provided further that, in the event Borrowers are unable to make any mandatory prepayment described in this Section 2.3.4 on any Excess Cash Flow Due Date (or, with respect to the 2022 Excess Cash Flow Mandatory Prepayment Amount, any such other date that such mandatory prepayment is due and payable) due the failure to satisfy the conditions in Section 10.2.8 of the Revolving Loan Agreement (as in effect on the date hereof) on such date, then Borrowers shall not be obligated to make such prepayment until, and shall make such prepayment on, the first date thereafter on which, before and after giving pro forma effect to such prepayment, Availability (as defined in the Revolving Loan Agreement on the date hereof) is greater than or equal to 10% of the Borrowing Base at such time.  Such prepayments shall be applied to the Loans in accordance with Section 2.3.5 hereof.

3.    Conditions to Effectiveness. Upon satisfaction of the following conditions precedent, this Agreement shall become effective as of May 10, 2023 (the "Fifth Amendment Effective Date"):

(a)    Executed Agreement. Agent shall have received this Agreement executed by a Senior Officer of each Obligor.

(b)    [reserved]

(c)    Fees and Expenses. Agent shall have received from Borrowers all other outstanding fees and expenses required to be paid on or prior to the Fifth Amendment Effective Date and all fees and expenses incurred in connection with this Agreement required to be paid in accordance with the Loan Agreement.

(d)    No Default. Immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default exists.

(e)    Representations and Warranties. Immediately after giving effect to this Agreement (and deeming this Agreement to be a Loan Document), each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

4.    Representations and Warranties. Each of the Obligors represents and warrants as follows:

(a)    immediately after giving effect to this Agreement (and deeming this Agreement to be a Loan Document), each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and

(b)    immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default exists.

5.    [Reserved]

6.    [Reserved]

7.    Effect of this Agreement. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Existing Loan Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Agent or the Lenders, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Agent and the Lenders, on the other hand. References in the Loan Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to "the Loan Agreement" or words of like import shall be deemed to be references to the Existing Loan Agreement as modified by this Agreement. This Agreement shall constitute a "Loan Document" under and as defined in the Loan Agreement.

8.    Reaffirmations. Each Obligor (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from its obligations under, the Loan Agreement and each Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Loan Agreement and each Loan Document to which it is a party, and (c) agrees that the Loan Agreement and each Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

9.    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

10.    Counterparts; Electronic Execution. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. An Electronic Signature on or associated with a Communication shall be valid and binding on each Obligor and other party thereto to the same extent as a manual, original signature, and any Communication entered into by Electronic Signature shall constitute their legal, valid and binding obligations, enforceable to the same extent as if a manually executed original signature were delivered to Agent. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. The parties may use or accept manually signed paper Communications converted to electronic form (such as scanned into PDF), or electronically signed Communications converted into other formats, for transmission, delivery and/or retention. Agent and Lenders may, at their option, create one or more copies of any Communication in the form of an Electronic Copy which shall be deemed created in the ordinary course of the Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything herein, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed by it pursuant to procedures approved by it; provided (a) if Agent has agreed to accept such Electronic Signature, Agent and each Secured Party shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of an Obligor without further verification; and (b) upon the request by Agent or any Secured Party, an Electronic Signature shall be promptly followed by a manually executed counterpart. "Electronic Record" and "Electronic Signature" are used herein as defined in by 15 USC §7006.

11.    Entirety. This Agreement (together with the Existing Loan Agreement) constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter thereof.

12.    Governing Law; Etc. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the date first above written.

BORROWERS: ROCKY BRANDS, INC. By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

LIFESTYLE FOOTWEAR, INC. By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

ROCKY BRANDS US, LLC By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

LEHIGH OUTFITTERS, LLC By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

ROCKY OUTDOOR GEAR STORE, LLC By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

Signature Page to Fifth Amendment to Loan Agreement

US FOOTWEAR HOLDINGS LLC By: /s/ SARAH O'CONNOR Name: Sarah O'Connor Title: Chief Financial Officer

Signature Page to Fifth Amendment to Loan Agreement

AGENT AND LENDERS: TCW ASSET MANAGEMENT COMPANY LLC, as Agent and as a Lender By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

Signature Page to Fifth Amendment to Loan Agreement

TCW WV FINANCING LLC By: TCW Asset Management Company LLC, its Collateral Manager By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

TCW SKYLINE LENDING L.P. By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

TCW DL VII FINANCING LLC By: TCW Asset Management Company LLC, its Collateral Manager By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

Signature Page to Fifth Amendment to Loan Agreement

U.S. SPECIALTY INSURANCE COMPANY By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

TMD DL HOLDINGS LLC By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

SAFETY NATIONAL CASUALTY CORPORATION By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ SUZANNE GROSSO Name: Suzanne Grosso Title: Managing Director

Signature Page to Fifth Amendment to Loan Agreement.

THE OHIO CASUALTY INSURANCE COMPANY By: Liberty Mutual Group Asset Management Inc., its Adviser By: /s/ CHARLES MCCARTHY Name: Charles McCarthy Title: Vice President

SAFECO INSURANCE COMPANY OF AMERICA By: Liberty Mutual Group Asset Management Inc., its Adviser By: /s/ CHARLES MCCARTHY Name: Charles McCarthy Title: Vice President

LIBERTY MUTUAL INSURANCE COMPANY By: Liberty Mutual Group Asset Management Inc., its Adviser By: /s/ CHARLES MCCARTHY Name: Charles McCarthy Title: Vice President

Signature Page to Fifth Amendment to Loan Agreement.

CERBERUS C-1 LEVERED LLC By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Vice President

CERBERUS LOAN FUNDING XXVII L.P. By: Cerberus LFGP XXVII, LLC Its: General Partner By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED IV LLC By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Vice President

CERBERUS OFFSHORE UNLEVERED LOAN

OPPORTUNITIES MASTER FUND IV, L.P.

By: Cerberus Offshore Unlevered Opportunities IV

GP LLC

Its: General Partner

By:   /s/ DANIEL E. WOLF
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED B LLC By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Vice President

CERBERUS LOAN FUNDING XXXIX L.P. By: Cerberus XXXIX, LLC Its: General Partner By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Senior Managing Director

CERBERUS LOAN FUND XL, LLC By: Cerberus Business Finance, Non-Member Manager By: /s/ DANIEL E. WOLF Name: Daniel E. Wolf Title: Chief Executive Officer

Signature Page to Fifth Amendment to Loan Agreement